Exhibit 99.1

System1 Announces Fourth Quarter and Full Year 2023 Financial Results

All Key Financial Results Above the High-End of Guidance Range

Fourth Quarter Financial Highlights:
•Revenue Increased 9% Over Prior Quarter to $96.1 million
•Gross Profit Increased 1% Over Prior Quarter to $25 million
•Adjusted Gross Profit Increased 1% Over Prior Quarter to $37.5 million
•GAAP Net Loss Decreased 2% Over Prior Quarter to $25 million
•Adjusted EBITDA Increased 24% Over Prior Quarter to $10 million

Fiscal Year 2023 Results:
•Revenue of $402.0 million
•Gross Profit of $103.4 million
•Adjusted Gross Profit of $153.3 million
•GAAP Net Loss of $111.3 million
•Adjusted EBITDA of $29.2 million

LOS ANGELES, CA – March 18, 2024 – System1, Inc. (NYSE: SST) (“System1” or the “Company”), an omnichannel customer acquisition marketing platform, announced its financial results for the fourth quarter and full year 2023.

Unless otherwise noted, all financial results are reflect the divestiture of Total Security Limited (“Total Security”), the Company’s anti-virus subscription business, which was completed on November 30, 2023.

“We are pleased to report results for Q4 that exceeded our guidance for Revenue, Adjusted Gross Profit and Adjusted EBITDA, despite what continued to be a challenging online advertising environment. I am especially pleased that our core advertising business was able to execute despite significant management focus on the sale of Total Security,” commented Michael Blend, System1’s Co-Founder & Chief Executive Officer. “Looking forward to 2024 and beyond, we expect to benefit from macro tailwinds around increased advertiser demand and the forthcoming deprecation of third-party cookies in Chrome. Coupled with our initiatives to integrate AI within our RAMP platform, a resurgence in our Partner Network business and a streamlined strategic focus following the Total Security sale, we are optimistic about both 2024 and the years ahead.”

Tridivesh Kidambi, Chief Financial Officer of System1, commented, “We are pleased to close another strong quarter and finish the year with positive momentum heading into 2024, with reflecting quarter-over-quarter growth on both top line Revenue and Adjusted EBITDA. With the sale of our Total Security consumer subscription business last quarter, we enter 2024 with a streamlined cost structure, a capital-efficient advertising business and substantial liquidity available on our balance sheet. We will continue to be focused on investing for growth in our business, while also strategically deploying our capital to reduce our overall leverage.”

Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP metrics that are defined and reconciled at the end of this release.

Exhibit 99.1

Fourth Quarter 2023 and Subsequent Business Highlights

•Sold subscription business segment for $240 million of gross cash and the retirement of approximately 29.1M Class A shares.
•Successfully completed a modified “Dutch auction” tender offer in January of 2024, repurchasing $63.7 million of term debt for a purchase price of $40.9 million, exclusive of fees and expenses. This brought the total debt repaid between November 2023 and January 2024 to $155 million.
•Introduced new enhancements to Owned & Operated product offerings, including a new "proof of delivery" feature for its RoadWarrior route-planning app in connection with the launch of a new marketplace for subscription add-ons.
•Announced a strategic partnership to power the search results of Ecosia, a leading search engine, representing another achievement for System1’s resurgent Partner Network business.

First Quarter 2024 Guidance
The Company expects for the first quarter of 2024:
•Revenue between $82 million and $84 million.
•Gross Profit between $15 million and $17 million.
•Adjusted Gross Profit between $28 million and $30 million.
•Adjusted EBITDA between $(2) million and $(1) million.

In reliance on the unreasonable efforts exception for forward-looking information provided under Regulation S-K, the Company is not reasonably able to provide a quantitative reconciliation of Adjusted Gross Profit and Adjusted EBITDA to the most directly comparable GAAP financial measures without unreasonable effort due to uncertainties regarding purchase accounting, stock-based compensation, taxes and other potential adjustments. The variability of these items could have an unpredictable, and potentially significant, impact on the Company’s future GAAP financial results. For the first quarter of 2024, the Company expects interest expense in the range of $7.5 million to $8.0 million, depreciation and amortization expense in the range of $20 million to $21 million, , and acquisition and restructuring costs to be in the range of $2.0 million to $2.5 million.

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in its filings with the U.S. Securities and Exchange Commission. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment.

About System1, Inc.

System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” “within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results. Forward-looking statements include, but are not limited to, statements regarding System1

Exhibit 99.1

or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the “Risk Factors” and other information included in our registration statements on Form S-4 (including the related proxy statement/prospectus) with respect to the Business Combination with Trebia Acquisition Corp. each filed with the Securities and Exchange Commission (the “SEC”), as well as System1’s Form 10-K, Form 10-Q/As, Form 8-K and other reports filed with the SEC from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance following completion of the Business Combination.

Such risks, uncertainties and assumptions include, but are not limited to: (1) our ability to maintain our key relationships with network partners and advertisers, including our monetization arrangements; (2) our ability to collect, process, effectively utilize and safely store the first party data that we obtain through our services; (3) The performance of our responsive acquisition marketing platform, or RAMP; (4) changes in customer demand for our services and our ability to incorporate to such changes; (5) our ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) our ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) our ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) our ability to raise financing in the future as and when needed or on market terms; (9) our ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations impacting the business which we operate and our ability to maintain compliance with the various laws that our business and operations are subject to; and (11) our ability to protect our intellectual property rights. The foregoing list of factors is not exclusive.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Non-GAAP Measures: Adjusted Gross Profit and Adjusted EBITDA

Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures and represent key metrics used by System1’s management and board of directors to measure the operational strength and performance of its business, to establish budgets, and to develop operational goals for managing its business. Adjusted Gross Profit (Loss) is defined as gross profit plus depreciation and amortization related to cost of revenues. Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expenses, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment’s results in a particular period.

System1 believes Adjusted Gross Profit and Adjusted EBITDA are relevant and useful metrics for investors because it allows investors to view performance in a manner similar to the method used by management. There are limitations on the use of Adjusted Gross Profit and Adjusted EBITDA and it may not be comparable to similarly

Exhibit 99.1

titled measures of other companies. Other companies, including companies in System1’s industry, may calculate non-GAAP financial measures differently than System1 does, limiting the usefulness of those measures for comparative purposes.

Adjusted Gross Profit should not be considered a substitute for revenue. Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to System1 on a consolidated basis that System1 reports in accordance with GAAP. Although System1 uses Adjusted Gross Profit and Adjusted EBITDA as financial measures to assess the performance of its business, such use is limited because it does not include certain costs necessary to operate System1’s business. System1’s presentation of Adjusted Gross Profit and Adjusted EBITDA should not be construed as indications that its future results will be unaffected by unusual or nonrecurring items.

Unaudited Condensed Statements of Operations
	Three Months Ended December 31,
(In thousands)	2023	2022
		As Revised
Revenue	$96,120	$140,071
Operating costs and expenses:
Cost of revenues (excluding depreciation and amortization)	58,550	97,146
Salaries, commissions, and benefits	24,608	29,039
Selling, general, and administrative	12,303	13,869
Depreciation and amortization	19,737	19,101
Impairment of goodwill	—	26,636
Total operating costs and expenses	115,198	185,791
Operating income (loss)	(19,078)	(45,720)
Other expense (income):
Interest expense	11,956	9,692
Loss on extinguishment of related-party debt	1,385	—
Change in fair value of warrant liabilities	1,764	(10,360)
Total other expense (income), net	15,105	(668)
Loss before income tax	(34,183)	(45,052)
Income tax benefit	(8,757)	(15,251)
Net loss from continuing operations	(25,426)	(29,801)
Net loss from discontinued operations, net of tax	(11,105)	(21,039)
Net loss	(36,531)	(50,840)
Less: Net loss from continuing operations attributable to non-controlling interest	(7,002)	(14,082)
Less: Net loss from discontinued operations attributable to non-controlling interest	(1,901)	(4,007)
Net loss attributable to System1, Inc.	$(27,628)	$(32,751)

Exhibit 99.1

Consolidated Statements of Operations	Successor		Predecessor
(In thousands)	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
		As Revised
Revenue	$401,971	$612,229	$52,712
Operating costs and expenses:
Cost of revenues (excluding depreciation and amortization)	248,745	438,839	41,507
Salaries, commissions, and benefits	106,505	138,045	31,181
Selling, general, and administrative	54,307	50,831	15,665
Depreciation and amortization	78,403	69,469	1,000
Impairment of goodwill	—	372,728	—
Total operating costs and expenses	487,960	1,069,912	89,353
Operating income (loss)	(85,989)	(457,683)	(36,641)
Other expense (income):
Interest expense	48,745	31,609	1,049
Loss on extinguishment of related-party debt	2,004	—	—
Change in fair value of warrant liabilities	(5,109)	3,751	—
Total other expense, net	45,640	35,360	1,049
Loss before income tax	(131,629)	(493,043)	(37,690)
Income tax benefit	(20,371)	(108,680)	(629)
Net loss from continuing operations	(111,258)	(384,363)	(37,061)
Net loss from discontinued operations, net of tax	(174,327)	(56,959)	—
Net loss	(285,585)	(441,322)	(37,061)
Less: Net loss from continuing operations attributable to non-controlling interest	(25,531)	(99,841)	—
Less: Net loss from discontinued operations attributable to non-controlling interest	(32,833)	(11,089)	—
Net loss attributable to System1, Inc.	$(227,221)	$(330,392)	$(37,061)

Exhibit 99.1

Consolidated Balance Sheets
(In thousands, except for par values)	December 31, 2023	December 31, 2022
		As Revised
Assets
Current assets:
Cash and cash equivalents	$135,343	$8,905
Restricted cash, current	3,813	5,717
Accounts receivable, net	56,093	80,428
Prepaid expenses and other current assets	6,754	11,166
Current assets held for sale from discontinued operations	—	20,292
Total current assets	202,003	126,508
Restricted cash, non-current	4,294	5,395
Property and equipment, net	3,084	3,162
Internal-use software development costs, net	11,425	6,948
Intangible assets, net	297,001	371,661
Goodwill	82,407	82,407
Operating lease right-of-use assets	4,732	6,484
Other non-current assets	524	2,822
Assets held for sale from discontinued operations	—	555,069
Total assets	$605,470	$1,160,456
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	9,499	6,707
Accrued expenses and other current liabilities	59,314	85,780
Operating lease liabilities, current	2,333	2,149
Debt, net	15,271	15,021
Current liabilities held for sale from discontinued operations	—	101,418
Total current liabilities	86,417	211,075
Operating lease liabilities, non-current	3,582	5,875
Long-term debt, net	334,232	399,504
Warrant liability	2,688	7,798
Deferred tax liability	8,307	29,396
Other liabilities	929	1,661
Liabilities held for sale from discontinued operations	—	34,476
Total liabilities	436,155	689,785
Class A common stock - $0.0001 par value; 500,000 shares authorized, 65,855 Class A shares issued and outstanding as of December 31, 2023 and 2022, respectively	7	9
Class C common stock - $0.0001 par value; 25,000 shares authorized, 21,513 Class C shares issued and outstanding as of December 31, 2023 and 2022, respectively	2	2
Additional paid-in capital	843,112	831,566
Accumulated deficit	(707,662)	(439,296)
Accumulated other comprehensive loss	(181)	(260)
Total equity/members' deficit	135,278	392,021
Non-controlling interest	34,037	78,650
Total stockholders' equity	169,315	470,671
Total liabilities and stockholders' equity	$605,470	$1,160,456

Exhibit 99.1

The following tables reconcile net loss to Adjusted EBITDA for the periods presented.

	Three Months Ended December 31,
($ in millions)	2023	2022
		As Revised
Net loss	$(25.4)	$(29.8)
Plus:
Income tax benefit	(8.8)	(15.3)
Interest expense	12.0	9.7
Depreciation and amortization	19.7	19.1
Impairment of goodwill	—	26.6
Other expense	0.2	1.3
Stock-based compensation & distributions to members	5.8	6.9
Non-cash revaluation of warrant liability	1.8	(10.4)
Loss on extinguishment of related-party debt	1.4	—
Acquisition and restructuring costs	3.3	6.2
Adjusted EBITDA	$10.0	$14.3

Exhibit 99.1

	Successor		Predecessor
	System1, Inc.		S1 Holdco LLC
($ in millions)	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
		As Revised
Net loss	$(111.3)	$(384.4)	$(37.1)
Plus:
Income tax benefit	(20.4)	(108.7)	(0.6)
Interest expense	48.7	31.6	1.0
Depreciation and amortization	78.4	69.5	1.0
Impairment of goodwill	—	372.7	—
Other expense	1.0	1.0	(0.1)
Stock-based compensation & distributions to members	21.2	55.9	23.4
Non-cash revaluation of warrant liability	(5.1)	3.8	—
Loss on extinguishment of related-party debt	2.0	—	—
Acquisition and restructuring costs	14.7	26.6	13.2
Acquisition earnout	—	0.4	—
Adjusted EBITDA	$29.2	$68.4	$0.8

The following table reconciles Revenue to Gross Profit and Adjusted Gross Profit for the periods presented.

($ in millions)	Three months ended December 31, 2023	Three months ended December 31, 2022
		As Revised
Revenue	$96.1	$140.1
Less: Cost of revenues (excluding depreciation and amortization)	(58.6)	(97.1)
Less: Depreciation and amortization related to cost of revenues	(12.6)	(12.4)
Gross profit	24.9	30.6
Add: Depreciation and amortization related to cost of revenues	12.6	12.4
Adjusted Gross Profit	$37.5	$43.0

Exhibit 99.1

	Successor		Predecessor
	System1, Inc.		S1 Holdco LLC
($ in millions)	Year Ended December 31, 2023	Period from January 27, 2022 through December 31, 2022	Period from January 1, 2022 through January 26, 2022
		As Revised
Revenue	$402.0	$612.2	$52.7
Less: Cost of revenues (excluding depreciation and amortization)	(248.7)	(438.8)	(41.5)
Less: Depreciation and amortization related to cost of revenues	(49.9)	(45.6)	(5.0)
Gross profit	103.4	127.8	6.2
Add: Depreciation and amortization related to cost of revenues	49.9	45.6	5.0
Adjusted Gross Profit	$153.3	$173.4	$11.2

Investors:

Brett Milotte
ICR, Inc.
Brett.milotte@icrinc.com